EXHIBIT 99.6
                                 ------------

           Computational Materials prepared by Goldman, Sachs & Co.
               in connection with GSAA Home Equity Trust 2005-9,
                   Asset-Backed Certificates, Series 2005-9


Disclaimer:

This material has been prepared by the Fixed Income Trading/Sales Department and is not the product of the Fixed Income Research Department. This material is for your private information, and we are not soliciting any action based upon it. Certain transactions, including those involving futures, options and high yield securities, give rise to substantial risk and are not suitable for all investors. Opinions expressed are our present opinions only. The material is based upon information that we consider reliable, but we do not represent that it is accurate or complete, and it should not be relied upon as such. We, or persons involved in the preparation or issuance of this material, may, from time to time, have long or short positions in, and buy or sell, securities, futures or options identical with or related to those mentioned herein. Further information on any of the securities, futures, or options mentioned in this material may be obtained upon request.

GSAA 0509 AFC

    o   1mL, 6mL, 1yL, 1yCMT Remain Constant at 20%
    o   Actual 360 Base
    o   100% Advancing / No Default

2A1                          WAL       2.15               1.58
                        Mod Durn       1.81               1.37
                Principal Window   Aug05 - Jul10     Aug05 - Mar09



                                      15 CPR             20 CPR
--------------------------------------------------------------------
Period        Date               Effective AFC       Effective AFC
====================================================================

      1           08/25/2005              10.22211         10.22211
      2           09/25/2005              10.14831         10.17122
      3           10/25/2005              10.08179         10.12511
      4           11/25/2005               9.99902         10.06272
      5           12/25/2005               9.97065         10.04530
      6           01/25/2006               9.89985          9.99667
      7           02/25/2006               9.84207          9.95668
      8           03/25/2006               9.85419          9.96450
      9           04/25/2006               9.72339          9.87203
     10           05/25/2006               9.69078          9.84422
     11           06/25/2006               9.63048          9.80276
     12           07/25/2006               9.57697          9.75104
     13           08/25/2006               9.45638          9.65244
     14           09/25/2006               9.36880          9.57564
     15           10/25/2006               9.32174          9.52579
     16           11/25/2006               9.23486          9.46412
     17           12/25/2006               9.23315          9.45986
     18           01/25/2007               9.14449          9.39707
     19           02/25/2007               9.10045          9.36307
     20           03/25/2007               9.24019          9.45665
     21           04/25/2007               9.03198          9.31060
     22           05/25/2007               9.05254          9.32134
     23           06/25/2007               9.04598          9.34192
     24           07/25/2007               9.07469          9.36056
     25           08/25/2007               8.96807          9.28147
     26           09/25/2007               8.93381          9.25435
     27           10/25/2007               8.97363          9.28076
     28           11/25/2007               8.86278          9.19783
     29           12/25/2007               8.90607          9.22669
     30           01/25/2008               8.79038          9.14009
     31           02/25/2008               8.75468          9.11055
     32           03/25/2008               8.90799          9.22079
     33           04/25/2008               8.69940          9.06620
     34           05/25/2008               8.79755          9.11068
     35           06/25/2008               8.96191          9.27976
     36           07/25/2008               9.04480          9.34022
     37           08/25/2008               8.90987          9.23630
     38           09/25/2008               8.94631          9.29014
     39           10/25/2008               9.03908          9.35689
     40           11/25/2008               8.90973          9.25451
     41           12/25/2008               9.01135          9.32755
     42           01/25/2009               8.87121          9.21745
     43           02/25/2009               8.84948          9.19625
     44           03/25/2009               9.23030          9.48090
     45           04/25/2009               8.80833          9.15615
     46           05/25/2009               8.92531          9.24233
     47           06/25/2009               8.80953          9.14837
     48           07/25/2009               8.92522          9.23209
     49           08/25/2009               8.77324          9.11139
     50           09/25/2009               8.75488          9.09254
     51           10/25/2009               8.87640          9.18098
     52           11/25/2009               8.71918          9.05581
     53           12/25/2009               8.84274          9.14796
     54           01/25/2010               8.68961          9.02695
     55           02/25/2010               8.67202          9.01026
     56           03/25/2010               9.13512          9.36575
     57           04/25/2010               8.64576          8.98373
     58           05/25/2010               8.88158          9.16137
     59           06/25/2010              10.48880         10.48880
     60           07/25/2010              11.38145         11.38145
     61           08/25/2010              11.01447         11.01447
     62           09/25/2010              11.01637         11.01637
     63           10/25/2010              11.38374         11.38374
     64           11/25/2010              11.02080         11.02209
     65           12/25/2010              11.39078         11.39372
     66           01/25/2011              11.02350         11.02793
     67           02/25/2011              11.02367         11.02971
     68           03/25/2011              12.20560         12.21411
     69           04/25/2011              11.02481         11.03417
     70           05/25/2011              11.39699         11.40843
     71           06/25/2011              11.02965         11.04246
     72           07/25/2011              11.39748         11.41256
     73           08/25/2011              11.02999         11.04639
     74           09/25/2011              11.03017         11.04841
     75           10/25/2011              11.39802         11.41882
     76           11/25/2011              11.03052         11.05257
     77           12/25/2011              11.39839         11.42319
     78           01/25/2012              11.03088         11.05688
     79           02/25/2012              11.03107         11.05909
     80           03/25/2012              11.79203         11.82420
     81           04/25/2012              11.03594         11.06815
     82           05/25/2012              11.40451         11.44002
     83           06/25/2012              11.06943         11.10599
     84           07/25/2012              11.43862         11.47871
     85           08/25/2012              11.06983         11.11092
     86           09/25/2012              11.07055         11.11346
     87           10/25/2012              11.44096         11.48658
     88           11/25/2012              11.07326         11.11867
     89           12/25/2012              11.44379         11.49341
     90           01/25/2013              11.07604         11.12866
     91           02/25/2013              11.07745         11.13478
     92           03/25/2013              12.26592         12.33472
     93           04/25/2013              11.08166         11.14873
     94           05/25/2013              11.45258         11.52708
     95           06/25/2013              11.08464         11.16188
     96           07/25/2013              11.45570         11.54095
     97           08/25/2013              11.08770         11.17558
     98           09/25/2013              11.08926         11.18264
     99           10/25/2013              11.46054         11.56284
     100          11/25/2013              11.09245         11.19720
     101          12/25/2013              11.46388         11.57820
     102          01/25/2014              11.09573         11.21237
     103          02/25/2014              11.09740         11.22019
     104          03/25/2014              12.28829         12.43120
     105          04/25/2014              11.10082         11.23633
     106          05/25/2014              11.47265         11.61948
     107          06/25/2014              11.10433         11.25315
     108          07/25/2014              11.47633         11.63722
     109          08/25/2014              11.10795         11.27068
     110          09/25/2014              11.10979         11.27973
     111          10/25/2014              11.48205         11.66526
     112          11/25/2014              11.11356         11.29839
     113          12/25/2014              11.48600         11.68496
     114          01/25/2015              11.11744         11.31786
     115          02/25/2015              11.11941         11.32791
     116          03/25/2015              12.31300         12.55297
     117          04/25/2015              11.12345         11.34864
     118          05/25/2015              11.49634         11.73797
     119          06/25/2015              11.12751         11.37024
     120          07/25/2015              11.50111         11.76082


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